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FIRST QUARTER EARNINGS

CELANESE 1Q2005 EARNINGS
NYSE:  CE
CONFERENCE CALL/WEBCAST
Tues., May 10, 2005   10 a.m CT

David Weidman, CEO
C.J. Nelson, CFO

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FORWARD-LOOKING STATEMENTS

This presentation may contain "forward-looking statements," which include information concerning the Company's plans, objectives, goals, strategies, future revenues or performance, capital expenditures, financing needs and other information that is not historical information. When used in this presentation, the words "estimates," "expects," "anticipates," "projects," "plans," "intends,"
"believes," and variations of such words or similar expressions are intended to identify forward-looking statements. All forward-looking statements are based upon current expectations and beliefs and various assumptions. There can be no assurance that the Company will realize these expectations or that these beliefs will prove correct.

There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements contained in this presentation. Numerous factors, many of which are beyond the Company's control, could cause actual results to differ materially from those expressed as forward-looking statements. For a discussion of some of the factors, we recommend that you review the Company's Annual Report on Form 10-K at the SEC's website at www.sec.gov. Any forward-looking statement speaks only as of the date on which it is made, and the Company undertakes no obligation to update any forward-looking statements to reflect events or circumstances after the date on which it is made or to reflect the occurrence of anticipated or unanticipated events or circumstances.

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RECONCILIATION OF NON-GAAP MEASURES TO U.S. GAAP

  This presentation reflects four performance measures, net debt, adjusted
EBITDA, adjusted net earnings and adjusted basic earnings per share as non-U.S.
GAAP measures. The most directly comparable financial measure presented in accordance with U.S. GAAP in our consolidated financial statements for net debt is total debt; for adjusted EBITDA is net earnings (loss); for adjusted earnings is net earnings (loss); and, for adjusted basic earnings per share is income available to common shareholders. For a reconciliation of these non-U.S. GAAP measures to U.S. GAAP figures, see the accompanying schedules to this release.

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USE OF NON-GAAP FINANCIAL INFORMATION

Adjusted EBITDA, a measure used by management to measure performance, is defined as earnings (loss) from continuing operations, plus interest expense net of interest income, income taxes and depreciation and amortization, and further adjusted for certain cash and non-cash charges. Our management believes adjusted
EBITDA is useful to investors because it is one of the primary measures our management uses for its planning and budgeting processes and to monitor and evaluate financial and operating results. Adjusted EBITDA is not a recognized term under U.S. GAAP and does not purport to be an alternative to net earnings as a measure of operating performance or to cash flows from operating activities as a measure of liquidity. Because not all companies use identical calculations, this presentation of adjusted EBITDA may not be comparable to other similarly titled measures of other companies. Additionally, adjusted EBITDA is not intended to be a measure of free cash flow for management's discretionary use, as it does not consider certain cash requirements such as interest payments, tax payments and debt service requirements nor does it represent the amount used in our debt covenants. Adjusted net earnings is defined as net earnings adjusted for special and one-time expenses. Adjusted basic earnings per share is defined as income available to common shareholders adjusted for special and one-time expenses divided by the number of average common shares outstanding as of March
31, 2005. (The IPO occurred on January 21, 2005.) We believe that the presentation of all of the non-U.S. GAAP information provides useful information to management and investors regarding various financial and business trends relating to our financial condition and results of operations, and that when
U.S. GAAP information is viewed in conjunction with non-U.S. GAAP information, investors are provided with a more meaningful understanding of our ongoing operating performance. This non-U.S. GAAP information is not intended to be considered in isolation or as a substitute for U.S. GAAP financial information.

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David Weidman

Chief Executive Officer

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STRONG UNDERLYING BUSINESS RESULTS

(IN $MILLIONS)
                                                          1ST QTR 2005
                                                          ------------
SALES                                                       $1,509 UP
OPERATING PROFIT                                                  21%
ADJUSTED BASIC EPS                                       $166 UP 219%
DIVIDENDS FROM EQUITY & COST INVESTMENTS                        $0.87
ADJUSTED EBITDA                                                   $50
                                                          $334 UP 61%

o Expansion of operating profit and strengthened cash position

o Higher pricing on strong demand and high capacity utilization in Chemical
  Products

o Bolstered downstream acetyls business with Vinamul acquisition

o New leadership team in place

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CHEMICALS PRODUCTS

(IN $MILLIONS)                                   1ST QTR 05
                                              ---------------
 SALES                                        $1,044 UP 28%

 SEGMENT EARNINGS(1)                          $193 UP 202%

First Quarter:

o Significant price increases on robust demand, high industry capacity utilization

o Pricing more than offset higher raw material costs

Outlook:

o Continued strength in the business in 2nd quarter

o 2nd quarter earnings to be in same range as first quarter

o In second half 2005, new acetyls capacity expected to temporarily ease tight supply/demand

                   STRONG INTEGRATED CHAIN OF ACETYL PRODUCTS

(1) -Earnings from continuing operations before tax and minority interests

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TICONA

(IN $MILLIONS)
                              1ST QTR 05
                              ----------
SALES                         $239 UP 5%
SEGMENT                       $51 UP 13%
EARNINGS(1)

First Quarter:

o Volume growth from continued penetration in new applications

o Weakened sales to European automotive sector

o Successfully implemented price increases, understated by product mix

Outlook:

o Expect further success in increasing prices

o Modest volume growth due to downturn in automotive

                  FOCUS ON INCREASED GROWTH THROUGH INNOVATION

(1) -Earnings from continuing operations before tax and minority interests

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ACETATE/PERFORMANCE PRODUCTS SUMMARIES

(IN $MILLIONS)                                1ST QTR 05
                                              ----------

       SALES                                 $196 UP 14%

       SEGMENT
       EARNINGS(1)                          $20 MILLION UP 122%

ACETATE

o Strong results on higher volumes, pricing and productivity improvements

o China venture expansions moving forward

o Restructuring of operations on schedule

(IN $MILLIONS)                                1ST QTR 05
                                              ----------
       SALES                                  $47 UP 7%

       SEGMENT                                $12 UP 9%
       EARNINGS(1)

PERFORMANCE PRODUCTS

o Stable earnings on strong sweetener demand

o Pricing declines on sales to large-volume customers

                     ATTRACTIVE, CASH GENERATING BUSINESSES

(1) -Earnings from continuing operations before tax and minority interests

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C. J. Nelson

Executive Vice President and Chief Financial Officer

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 FINANCIAL HIGHLIGHTS

IN $ MILLIONS (EXCEPT PER SHARE DATA)      1ST QTR 2005          1st Qtr 2004
-------------------------------------      ------------          ------------
                                            SUCCESSOR             Predecessor
                                            ---------             -----------
Net sales                                     1,509                 1,243
Operating Profit                                166                    52
SG&A                                           (161)                 (137)
Net income                                      (10)                   78
Basic EPS                                     (0.08)                  n.m.
Special items
    Refinancing expenses                        102                     -
    Special charges                              38                    28
    Advisor monitoring fee                       10                     -
--------------------------------------------------------------------------------
Adjusted Basic EPS                             0.87                   n.m.
================================================================================
Adjusted EBITDA                                 334                   208
================================================================================

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   FULL YEAR 2005 KEY MODELING ASSUMPTIONS

           INCOME STATEMENT                           EQUITY - CE SHARES
           ----------------                           ------------------
            ($ MILLIONS)

                                                o   COMMON STOCK = 158.5 MILLION OUTSTANDING
 o  DEPRECIATION = $240-$260
 o  SPECIAL CHARGES = $65-$85                   o   POTENTIALLY DILUTIVE SECURITIES AS OF MAR. 31:
     o  INCLUDES 1Q CANCELLATION OF                  o 11 MILLION SHARES - STOCK OPTIONS
        MONITORING FEE $35                           o 12 MILLION SHARES - CONVERTED PREFERRED

 o  INTEREST EXPENSE = $290-$300                o   PREFERRED STOCK DIVIDENDS = APPROX. $10
         o  EXCLUDING DEFERRED                      MILLION ON 9.6 MILLION OUTSTANDING SHARES
            FINANCE/DEBT PREMIUM OF
            APPROX. $102                                EQUITY - CAG MINORITY INTEREST
         o  AVG COST OF BORROWED                        ------------------------------
            CAPITAL = 7%
                                                o   APPROXIMATELY 8 MILLION SHARES OUTSTANDING
 o  EFFECTIVE TAX RATE OF 35% AT THE                AS OF APRIL 26
    BASIC EPS LEVEL
                                                o   CURRENT TENDER OFFER PRICE = [EURO]41.92/SHARE
 o  1Q MONITOR FEE PAYMENT $10
                                                o   NET GUARANTEED PAYMENT = APPROXIMATELY
 o  MINORITY INTEREST IN TEENS/QTR                  [EURO]24 MILLION
    BEYOND 1Q
                                                              CAPITAL EXPENDITURES
 o  OTHER ACTIVITIES OPERATING PROFIT IN                      --------------------
    MID ($30'S)/QTR BEYOND 1Q                   o   CAPITAL EXPENDITURES = $200 - $220 MM

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SIGNIFICANT CONTRIBUTION FROM EQUITY
AND COST INVESTMENTS

                         [BAR CHART - GRAPHIC OMITTED]

$ MILLIONS

50
                                                     o  2004 Full Year
         14                                             Dividends = $76 million
40

                                                     o  2005 expected to be
30                                                      $90-100 million

                                              1
20
         36                                   6

10
                           15                15
                                                               12
0
     1ST QTR 05        1ST QTR 05        1ST QTR 04        1ST QTR 04

[  ]  Equity Earnings

[  ]  Dividends - cost investments

[  ]  Dividends - equity investments

[  ]  Dividends Other

DIVIDEND PAYMENTS USUALLY STRONGEST IN 1ST QTR

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CAPITALIZATION
--------------------------------------------------------------------------------
(IN $MILLIONS)
                                               DECEMBER 31,
                                                  2004           MARCH 31, 2005
                                               ------------      --------------
CASH                                               838                1,738
                                                 =====                =====
  Senior Credit Term Loan                          624                1,750
  Delayed Draw Term Loan                             -                    -
  Floating Rate Term Loan                          350                    -
                                                 -----                -----
TOTAL SENIOR DEBT                                  974                1,750
   Senior Sub Notes ($)                          1,231                  800
  Senior Sub Notes ((euro) - translated at         272                  169
  1.2964 )                                         383                  369
                                                 -----                -----
  Assumed Debt                                   2,860                3,088
                                                 -----                -----
TOTAL CASH PAY DEBT                                103                   68
   Discount Notes Series A                         424                  283
                                                 -----                -----
  Discount Notes Series B                        3,387                3,439
                                                 =====                =====
TOTAL DEBT
                                                  (112)                  61
                                                 -----                -----
   Shareholders' Equity                          3,275                3,500
                                                 =====                =====
TOTAL CAPITALIZATION

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DEBT AMORTIZATION AND MATURITY
AS OF MARCH 31, 2005

$ IN MILLIONS

                         [BAR CHART - GRAPHIC OMITTED]

                                                              SENIOR SECURED TERM LOAN -           SENIOR SUBORDINATED NOTES -
1,800                                                         $1,652                               $969
1,600                                                                                              SENIOR DISCOUNT NOTES - $554
1,400
1,200
1,000
  800
  600
  400
  200
    0

        REMAINING 2005*     2006     2007     2008     2009     2010     2011     2012     2013     2014     2015 THEREAFTER

* INCLUDES $114 SHORT-TERM BORROWING FROM AFFILIATED COMPANIES

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SIGNIFICANT NEAR-TERM OPPORTUNITIES

   MAJOR ACETATE RESTRUCTURING                  PURCHASING SAVINGS OPPORTUNITIES

}  Exiting non-strategic filament            }  Potential EBITDA improvement
   business                                     of roughly $100 million

}  Consolidating 5 sites into 3                 o  70-80% from MRO, Logistics,
                                                   and Capex
}  Reducing work force by 35-40%
                                                o  20-30% from Raw Materials
}  Increasing China JV capacity to
   capture growth                            }  Full effects of initiative to be
                                                realized in two to three years

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COMBINED BUSINESS OUTLOOK
--------------------------------------------------------------------------------

2ND QUARTER
-----------

o  Basic EPS to increase to $0.30 - $0.35

o  Reflects absence of $102 million in refinancing expenses and lower special charges

 FULL YEAR 2005
 --------------

o  Adjusted EPS to increase to $1.79 to $1.87

o  Basic EPS to increase to $0.55 to $0.75

o  Based on strong first quarter performance, continued economic growth and cautious view of new acetyls capacity in second half

 ADJUSTED
 --------
 EBITDA
 ------

o  Full year adjusted EBITDA expected to increase 20-25% from 2004 result of $801 million

o  2nd quarter expected to increase 25-30% from 2004 result of $188 million

ADJUSTED EBITDA GUIDANCE RECONCILIATION
(usd millions)                                                                   Q2 2005             FY 2005
                                                                             ------------------------------------
                                                                                 Median               Median
                                                                                Guidance             Guidance
-----------------------------------------------------------------------------------------------------------------

Net earnings (loss)                                                               60                  105
Interest Expense Net:
  Interest Expense                                                                70                  395
  Interest Income                                                                 (5)                 (30)
Taxes:
  Income tax provision                                                            40                   95
Depreciation and Amortization                                                     65                  250
Unusual items:
  Special Charges                                                                 10                   75
Other non-cash charges (income):
  Cash dividends received in excess of equity in net earnings
      of affiliates                                                              (10)                  (5)
  Excess of minority interest income over cash dividends
     paid to minority shareholders                                                10                   60
Other Adjustments:
   Advisor monitoring fee                                                          0                   10
  Other (1)                                                                        0                   25
-----------------------------------------------------------------------------------------------------------------
Adjusted EBITDA                                                                  240                  980
-----------------------------------------------------------------------------------------------------------------

Other includes:

          Earnings from Discontinued Operations
          Cash interest income used by captive Insurance subsidiaries to fund operations
          Severance and other restructuring charges not included in special charges
          Unusual and non-recurring items
          Other non-cash charges (income):
          Net (gain) loss on disposition of assets
          Pro forma cost savings